EXHIBIT A
                             (AS OF JUNE 16, 2017)


                              SERIES OF THE TRUST

SERIES                                                      EFFECTIVE DATE
------                                                      --------------

First Trust NASDAQ Technology Dividend Index Fund           August 10, 2012

Multi-Asset Diversified Income Index Fund                   August 10, 2012

International Multi-Asset Diversified Income Index Fund     August 16, 2013

First Trust High Income ETF                                 January 7, 2014

First Trust Low Beta Income ETF                             January 7, 2014

First Trust NASDAQ Rising Dividend Achievers ETF            January 7, 2014

First Trust RBA Quality Income ETF                          February 24, 2014

First Trust RBA American Industrial Renaissance(TM)         February 24, 2014

First Trust Dorsey Wright Focus 5 ETF                       March 4, 2014

First Trust International Dorsey Wright Focus 5 ETF         July 17, 2014

First Trust Dorsey Wright Dynamic Focus 5 ETF               March 8, 2016

First Trust Nasdaq Oil & Gas ETF                            August 30, 2016

First Trust Nasdaq Food & Beverage ETF                      August 30, 2016

First Trust Nasdaq Retail ETF                               August 30, 2016

First Trust Nasdaq Bank ETF                                 August 30, 2016

First Trust Nasdaq Transportation ETF                       August 30, 2016

First Trust Nasdaq Pharmaceuticals ETF                      August 30, 2016

First Trust Nasdaq Semiconductor ETF                        August 30, 2016

Developed International Equity Select ETF                   June 16, 2017

Emerging Markets Equity Select ETF                          June 16, 2017

Large Cap US Equity Select ETF                              June 16, 2017

Mid Cap US Equity Select ETF                                June 16, 2017

Small Cap US Equity Select ETF                              June 16, 2017

US Equity Dividend Select ETF                               June 16, 2017